UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2022

F45 Training Holdings Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-40590 (Commission File Number)	84-2529722 (I.R.S. Employer Identification No.)

3601 South Congress Avenue, Building E Austin, Texas 78704 (Address of Principal Executive Offices) (737) 787-1955 (Registrant's telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
Written communications pursuant to Rule 425 under the Securities Act (17 CFR § 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR § 240.14a-12)
Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR § 210.14d-2(b))
Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR § 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00005 per share	FXLV	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or
revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 1.02     Termination of a Material Definitive Agreement.

On August 14, 2022, F45 SPV Finance Company, LLC (the “Borrower”), a subsidiary of F45 Training Holdings Inc. (the “Company”), delivered a notice to Fortress Credit Corp. (“Fortress”), as Administrative Agent (in such capacity, the “Administrative Agent”), terminating its Credit Agreement, dated as of May 13, 2022, by and among the Borrower, the Company and Fortress, as Administrative Agent, as Collateral Agent, and a Lender (the “Credit Agreement”). The termination of the Credit Agreement and $150 million delayed draw credit facility provided thereunder became effective on August 14, 2022. There are no borrowings currently outstanding under the Credit Agreement.

The material terms of the Credit Agreement were previously described in Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission on May 16, 2022, which description is incorporated herein by reference.

Item 2.02.    Results of Operation and Financial Condition.

On August 15, 2022, F45 Training Holdings Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended June 30, 2022. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information included or incorporated by reference in this Item 2.02, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

		Incorporated by Reference
Exhibit No.	Description	Form	File No.	Exhibit	Filing Date
10.1	Credit Agreement, dated as of May 13, 2022, among F45 SPV Finance Company, LLC, as borrower, F45 Training Holdings Inc. and Fortress Credit Corp., as administrative agent, collateral agent and a lender.	8-K	001-40590	10.1	May 16, 2022
10.2	Limited Guaranty, dated as of May 13, 2022, between F45 Training Holdings Inc. and Fortress Credit Corp.	8-K	001-40590	10.2	May 16, 2022
99.1	Press release dated August 15, 2022, issued by F45 Training Holdings Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2022	F45 Training Holdings Inc.

	By:	/s/ Patrick Grosso
Patrick Grosso
Chief Legal Officer